AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
November 2012

For the month of November 2012, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.41% and a net return of 0.37%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.16% for the month.

November gross relative performance: 0.25%

Performance for periods ended November 30, 2012
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	4.97%	6.00%	6.09%	6.58%	5.83%
HIT Total Net Rate of Return	4.57%	5.55%	5.64%	6.13%	5.40%
Barclays Capital Aggregate Bond Index	4.36%	5.51%	5.68%	6.04%	5.41%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Poor performance by corporate bonds, the worst performing major sector in the index with excess returns to Treasuries of negative 87 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised over 21% of the Barclays Aggregate as of November 30, 2012.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were -21, -31, -68, and -86 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Over 92% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee compared to 73% for the Barclays Aggregate.

●
The portfolio’s underweight to agency fixed-rate single family mortgage-backed securities (RMBS), as this was the second worst performing sector in the index.  Excess returns for RMBS were negative 49 bps.  As of November 30, the portfolio had a 25% allocation to RMBS compared to 29% of the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                     November 2012 Performance Commentary

Negative contributions to the HIT’s performance included:

●
Weak performance by agency multifamily mortgage-backed securities in the portfolio as spreads to Treasuries increased.  Fannie Mae multifamily DUS security spreads expanded for most structures. The 10/9.5 structure widened by approximately 6 bps, while shorter duration 5/4.5s widened by 11 bps.  Spreads on Ginnie Mae construction loan certificates and permanent loan certificates widened by approximately 29 and 23 bps, respectively.  The portfolio’s sale of permanent loan certificates at significant gains mitigated spread widening on the remaining Ginnie Mae certificates.

●
The HIT’s underweight to Treasuries, the best performing major sector in the Barclays Aggregate.  At the end of November, the portfolio’s allocation to Treasuries was 8% compared to 36% in the Barclays Aggregate.

November 2012 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.52%	0	5.55
Agencies	+0.23%	-14	3.86
Single family agency MBS (RMBS)	-0.17%	-49	2.79
Corporates	-0.16%	-87	7.22
Commercial MBS (CMBS)	+0.32%	+3	3.15
Asset-backed securities (ABS)	+0.31%	+2	3.15

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	10/31/12	11/30/12	Change
1 Month	0.086%	0.109%	0.023%
3 Month	0.109%	0.079%	-0.030%
6 Month	0.155%	0.129%	-0.025%
1 Year	0.170%	0.170%	0.000%
2 Year	0.283%	0.248%	-0.035%
3 Year	0.382%	0.323%	-0.059%
5 Year	0.722%	0.618%	-0.104%
7 Year	1.142%	1.021%	-0.121%
10 Year	1.691%	1.616%	-0.075%
30 Year	2.858%	2.809%	-0.049%

          Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.